October 2013 3Q Results 2013 | cbbank.com Exhibit 99.1

3Q Results 2013 | cbbank.com
Safe Harbor
2
Certain matters set forth herein (including the exhibits hereto) constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to the Company's current business plans and expectations regarding future operating results. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance or achievements to differ materially from those projected.
These risks and uncertainties include, but are not limited to, local, regional, national and international economic conditions and events and the impact they may have on us and our customers; ability to attract deposits and other sources of liquidity; supply and demand for real property inventory and periodic deterioration in values of California real estate, both residential and commercial; a prolonged slowdown or decline in construction activity; changes in the financial performance and/or condition of our borrowers; changes in the level of non-performing assets and charge-offs; the cost or effect of acquisitions we may make; the effect of changes in laws and regulations (including laws, regulations and judicial decisions concerning financial reform, taxes, banking capital levels, securities, employment, executive compensation, insurance and information security) with which we and our subsidiaries must comply; changes in estimates of future reserve requirements and minimum capital requirements based upon the periodic review thereof under relevant regulatory and accounting requirements, including changes in the Basel Committee framework establishing capital standards for credit, operations and market risk; inflation, interest rate, securities market and monetary fluctuations; changes in government interest rate or monetary policies; changes in the amount and availability of deposit insurance; cyber-security threats including loss of system functionality or theft or loss of Company or customer data; political instability; acts of war or terrorism, or natural disasters, such as earthquakes, or the effects of pandemic diseases; the timely development and acceptance of new banking products and services and perceived overall value of these products and services by users;
changes in consumer spending, borrowing and savings habits; technological changes and the expanding use of technology in banking (including the adoption of mobile banking applications); the ability to retain and increase market share, retain and grow customers and control expenses; changes in the competitive environment among financial and bank holding companies and other financial service providers; continued volatility in the credit and equity markets and its effect on the general economy or local business conditions; fluctuations in the price of the Company’s stock; the effect of changes in accounting policies and practices, as may be adopted from time-to-time by the regulatory agencies, as well as by the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard- setters; changes in our organization, management, compensation and benefit plans, and our ability to retain or expand our management team and/or our board of directors; the costs and effects of legal and regulatory developments, including the resolution of legal proceedings or regulatory or other governmental inquiries or investigations and the results of regulatory examinations or reviews; our success at managing the risks involved in the foregoing items and all other factors set forth in the Company's public reports including its Annual Report on Form 10-K for the year ended December 31,
2012, and particularly the discussion of risk factors within that document. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law.

3Q Results 2013 | cbbank.com
Total Assets: $6.6 Billion
Gross Loans: $3.4 Billion
Total Deposits (Including Repos): $5.5 Billion
Total Equity: $768 Million
Source: Q3 2013 earnings release & company filings. *non-covered loans
CVB Financial Corp. (CVBF)
Largest financial institution headquartered in the Inland Empire region of
Southern California.  Founded in 1974.
Serves 40 cities with 39 business financial centers and 6 commercial banking centers and 3 trust office locations throughout the Inland Empire, LA County,
Orange County and the Central Valley of California
Average Cost of Deposits = 0.10%
3

3Q Results 2013 | cbbank.com
Experienced Leadership
Name
Position
Banking Experience CVBF Service
Christopher D. Myers
President & CEO
29 Years 7 Years
Richard C. Thomas
Executive Vice President
Chief  Financial Officer
4 Years 3 Years
James F. Dowd
Executive Vice President
Chief  Credit Officer
36 Years 5 Years
David C. Harvey
Executive Vice President
Chief  Operations Officer
24 Years 4 Years
David A. Brager
Executive Vice President
Sales Division
26 Years 11 Years
R. Daniel Banis
Executive Vice President
CitizensTrust
31 Years 1 Year
Yamynn DeAngelis
Executive Vice President
Chief  Risk Officer
34 Years 26 Years
Richard Wohl
Executive Vice President
General Counsel
25 Years 2 Years
4

3Q Results 2013 | cbbank.com
Board of Directors
Name
CVB Experience
Age
Ronald Kruse – Chairman 38 Years 74
Linn Wiley - Vice Chairman 21 Years 75
George Borba Jr. 1 Year 46
Steve Del Guercio 1 Year 52
Robert Jacoby 7 Years 72
Ray O’Brien 1 Year 56
San Vaccaro 13 Years 80
Chris Myers - CEO 7 Years 51
5

Who is CVB Financial Corp. 3Q Results 2013 | cbbank.com

3Q Results 2013 | cbbank.com
Largest Banks Headquartered in California
7
Source: SNL Financial
Rank Name Asset Size (6/30/13)
1 Wells Fargo
$1,440,563
2 Union Bank
$102,279
3 Bank of the West
$63,530
4 First Republic Bank
$37,313
5 City National Bank
$27,380
6 OneWest Bank
$25,421
7 East West Bank
$23,308
8 SVB Financial
$22,154
9 Cathay Bank
$10,603
10 CapitalSource  Inc.
$8,679
11 Pacific Western Bank
$6,709
12 12 CVB Financial Corp. CVB Financial Corp.
$6,426
$6,426
13 BBCN
$5,863
14 Farmers & Merchants of Long Beach
$5,146
15 Westamerica Bank
$4,814
In millions

3Q Results 2013 | cbbank.com
Bank Accomplishments & Ratings
146 Consecutive Quarters of Profitability
96 Consecutive Quarters of Cash Dividends
#8 Rated Bank: BankDirector Magazine
Bank Performance Scorecard (August 2013)
BauerFinancial Report
Five Star Rating (July 2013)
Fitch Rating
BBB (September 2013)

Our Markets 3Q Results 2013 | cbbank.com

San Joaquin
Stanislaus
Merced
Madera
Fresno
Tulare
Kern
San Bernardino
Los Angeles
Riverside
Orange
San Diego

3Q Results 2013 | cbbank.com 10
39
Business Financial Centers
6
Commercial Banking Centers
3
CitizensTrust Locations
Corporate Office
Business Financial Centers
Commercial Banking Centers
CitizensTrust
San Diego Opening February 2014
Existing Locations

3Q Results 2013 | cbbank.com
Deposits*
(000’s)
# of Center
Locations
Total Deposits
(9/30/12)
Total Deposits
(9/30/13)
Los Angeles County
17 $1,962,327 $1,913,762
Inland Empire
(Riverside & San Bernardino Counties)
9
$1,603,850 $1,763,235
Central Valley
11
$830,490 $863,738
Orange County
8 $586,297 $662,013
Other
0
$246,940 $258,621
Total 45
$5,229,904 $5,461,369
*Includes Customer Repurchase Agreements; Balance as of balance sheet date
0.12%
0.15%
Average Cost of Deposits  (year to date)

3Q Results 2013 | cbbank.com Non-Interest Bearing Deposits (000’s) $1,000,000 $1,200,000 $1,400,000 $1,600,000 $1,800,000 $2,000,000 $2,200,000 $2,400,000 $2,600,000

3Q Results 2013 | cbbank.com
Deposit Cost Comparison
13
Source: Q3 2013 earnings release & other company filings, SNL Financial—peers represent public CA , AZ, HI, NV, OR & WA banks with assets $2 - $25 billion. Peer data as of 06/30/13
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
2007 2008 2009 2010 2011 2012 2013
CVBF Peers

3Q Results 2013 | cbbank.com
Total Loans*
as of 9/30/2013
*Prior to MTM discount, loan fees and loan loss reserve (Includes loans Held for Sale)
(000’s)
Non-
Covered
Loans*
Covered
Loans*
Total Loans* %
Los Angeles County
$1,242,392 $10,580 $1,252,972 36.13%
Central Valley
$689,656 $156,076 $845,732 24.38%
Inland Empire
(Riverside & San Bernardino Counties)
$605,779 $962 $606,741 17.49%
Orange County
$490,385 $0 $490,385 14.14%
Other
$262,259 $10,245 $272,504 7.86%
Total
$3,290,471 $177,863 $3,468,334 100%

3Q Results 2013 | cbbank.com Total Non-Covered Loans (000’s) Net of deferred fees $2,000,000 $2,200,000 $2,400,000 $2,600,000 $2,800,000 $3,000,000 $3,200,000 $3,400,000 $3,600,000 $3,800,000

3Q Results 2013 | cbbank.com
16
Source: Q3 2013 earnings release & company reports |Covered & Non Covered
Loan Portfolio Composition
Total Loans by Type
Municipal Lease
Finance
Receivables, 2.9%
Dairy, Livestock &
Agribusiness,
7.7%
Commercial &
Industrial, 15.3%
Construction RE,
1.4%
Commercial RE -
Owner
Occupied, 22.9%
Commercial RE-
Non-Owner,
38.5%
Multi -Family, 4.1%
SFR Mortgage,
5.5%
Other, 1.7%

3Q Results 2013 | cbbank.com New/Enhanced Lending Initiatives • Residential Real Estate • Multi-Family • Asset Based Lending 17

Other Lending Areas
For Future Consideration/Expansion
•
Residential and Commercial Construction
•
Medical Equipment/Office
•
Equipment Lending & Leasing
•
Private Banking
18 3Q Results 2013 | cbbank.com

3Q Results 2013 | cbbank.com
Total Covered Loans
Net of Discount Net of Discount
Includes Loans Held for Sale
$184 million $184 million
$-
$100,000
$200,000
$300,000
$400,000
$500,000
$600,000
$700,000
$800,000
Q4 Q1 Q2 Q3  Q4 Q1 Q2 Q3  Q4 Q1 Q2 Q3  Q4 Q1 Q2 Q3
2009 2010 2011 2012 2013
(000’s)
$14.5 million $14.5 million

Non-Performing Assets
Non-Covered
20
(000’s)
$
$20,000
$40,000
$60,000
$80,000
$100,000
$120,000
$140,000
$160,000
$180,000
$200,000
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q4 Q1 Q2 Q3
2009 2010 2011 2012 2013
Non Performing Loans OREO
-
-
3Q Results 2013 | cbbank.com
Q3

21
Classified Loans
Non-Covered
3Q Results 2013 | cbbank.com
$-
$100,000
$200,000
$300,000
$400,000
$500,000
$600,000
$700,000
$800,000
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
2009 2010 2011 2012 2013
(000’s)

Profits 3Q Results 2013 | cbbank.com

Net Income
(000’s)
Net Income After Taxes
$20.4 million FHLB prepayment charge
3Q Results 2013 | cbbank.com
$-
$2,500
$5,000
$7,500
$10,000
$12,500
$15,000
$17,500
$20,000
$22,500
$25,000
$27,500
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
2007 2008 2009 2010 2011 2012 2013

3Q Results 2013 | cbbank.com
Earnings
24
(000’s)
2009 2010 2011 2012
9 Months to
9/30/2013
Net Interest Income
$222,264 $259,317 $234,681 $236,950 $161,157
Provision for Loan Losses ($80,500) ($61,200) ($7,068) $0 ($9,950)
Other Operating
Income/Expenses (Net)
($52,515) ($111,378) ($106,809) ($122,257) ($65,363)
Income Taxes ($23,830) ($23,804) ($39,071) ($37,413) ($35,424)
Net Profit After Tax
$65,419 $62,935 $81,733
$77,280
$70,320

Net Interest Margin
25
*Normalized excludes accelerated accretion on covered loans
Normalized*
3Q Results 2013 | cbbank.com
1.50%
1.75%
2.00%
2.25%
2.50%
2.75%
3.00%
3.25%
3.50%
3.75%
4.00%
4.25%
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
2007 2008 2009 2010 2011 2012 2013

Expenses 3Q Results 2013 | cbbank.com

3Q Results 2013 | cbbank.com
Expenses
27
*Includes $20.4 million FHLB prepayment charge
(000’s) 2010 2011 2012
9 Months to
9/30/2013
Salaries & Employee
Benefits
$69,419 $69,993 $68,496
$52,777
Promotion &
Entertainment
$6,084 $4,977 $4,869
$3,503
Stationary & Supplies $4,965 $3,645 $3,592
$2,681
Software Licenses &
Maintenance
$5,031 $3,669 $4,269
$3,392
Professional Services $13,308 $15,031 $6,249
$4,299
OREO Expense $7,490 $6,729 $2,146
$384
Other $62,195 $36,981 $48,539*
$17,724
Total: $168,492 $141,025 $138,160
$84,760

Bank Borrowings 3Q Results 2013 | cbbank.com

Type of Debt
Balance at
09/30/2013
Interest Rate
FHLB Advance* $199,070 4.52% Fixed
Other Borrowings  (overnight) $0
Subordinated Debentures
CVB Statutory Trust III $25,774 3-Month LIBOR + 1.38%
Total $224,844
Outstanding Debt
as of 09/30/2013
29
(000’s)
*FHLB Advance maturity is November, 28 2016.  As of 10/23/13, prepayment penalty was estimated at $22.1 million.
3Q Results 2013 | cbbank.com

Capital 3Q Results 2013 | cbbank.com

Capital Ratios
31 3Q Results 2013 | cbbank.com
Regulatory
Minimum Ratio
Regulatory
Well-Capitalized Ratio
June 30, 2013*
Tier 1 Risk-based Capital Ratio 4.0% 6.0% 18.13%
Total Risk-based Capital Ratio 8.0% 10.0% 19.39%
Tier 1 Leverage Ratio 4.0% 5.0% 11.55%
Tangible Capital Ratio 10.91%
Core Tier 1 Capital Ratio 17.49%
* CVB Financial Corp. – Consolidated

Securities & Investments 3Q Results 2013 | cbbank.com

3Q Results 2013 | cbbank.com
*Securities Available For Sale
Securities portfolio totaled $2.62 billion at 9/30/2013.  The portfolio represents 39.9% of the Bank’s total assets
Virtually all of the Bank’s mortgage-backed securities were issued by Freddie Mac or Fannie Mae which have the implied guarantee of the U.S. government. 98% of the Bank’s municipal portfolio contains securities which have an underlying rating of investment grade. California municipals represent only 4% of the municipal bond portfolio
Yield on securities
portfolio = 2.38%
for the 3
rd
Quarter 2013
Securities Portfolio*
--$2.62 Billion--
REMIC's
14.87%
0.18%
Source:  Q3 2013 earnings release. As of  9/30/2013 securities held-to-maturity were valued at
approximately $1.8 million | Yield on securities represents the fully taxable equivalent
Municipal
Bonds 22.95%
Government
Agency &
GSEs 12.72%
MBS 49.28%
CMO's /
Trust Preferred

Securities Portfolio*
$2.62 Billion
Mark-to-Market (Pre-tax)
*Securities Available For Sale
$7,348
3Q Results 2013 | cbbank.com
$0
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
$70,000
$80,000
$90,000
Jun
09
Sep
09
Dec
09
Mar
10
Jun
10
Sep
10
Dec
10
Mar
11
Jun
11
Sep
11
Dec
11
Mar
12
Jun
12
Sep
12
Dec
12
Mar
13
Jun
13
Sept
13
(000’s)

Securities
42.4%
Loans,
49.9%
Goodwill &
Intangibles
0.7%
Other,
4.6%
Fed
Balance*,
2.4%

Securities,
39.9%
Loans,
51.3%
Goodwill &
Intangibles
0.9%
Other, 7.8%
Fed
Balance*,
0.1%

CVBF Assets
35
*Includes overnight funds held at the Federal Reserve, Interest earning -
due from Correspondent Banks, other short-term money market
accounts or certificates of deposit
9/30/13
$6.6 Billion
12/31/06
$6.1 Billion
3Q Results 2013 | cbbank.com

3Q Results 2013 | cbbank.com
Yield on Securities vs. Yield on Loans
*Excluding Discount Accretion
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
2009 2010 2011 2012 2013
Yield on Loans* Yield on Securities

3Q Results 2013 | cbbank.com
CVBF Liabilities
12/31/06
$5.7 Billion
9/30/13
$5.8 Billion
*Includes Customer Repurchase Agreements
Junior
subordinated
Debentures,
0.5%
Other
Liabilities,
1.0%
Junior
subordinated
Debentures,
1.9%
Other
Liabilities,
0.7%
Total
Deposits*,
61.4%
Borrowings,
36.0%
Total
Deposits*,
94.3%
Borrowings,
4.2%

Our Growth Strategy 3Q Results 2013 | cbbank.com

Citizens Business Bank will strive to become the
dominant financial services company operating
throughout the state of California, servicing the
comprehensive financial needs of successful
small to medium sized businesses and their
owners.
3Q Results 2013 | cbbank.com 39
Our Vision

3Q Results 2013 | cbbank.com
Target Customer
The best privately-held and/or family-owned
businesses throughout California
Annual revenues of $1-200 million
Top 25% in their respective industry
Full relationship banking
Build 20-year relationships
40

Same Store Sales
DeNovo
Acquisitions
--Banks--
--Trust--

3Q Results 2013 | cbbank.com Three Areas of Growth 41

•
Target size: $200 million to $2 billion in assets
•
Financial & Strategic
•
In-market and/or adjacent geographic market
(California only)
Acquisition Strategy
•
Target size: AUM of $200 million to $1 billion
•
In California
•
In- market & ‘new’ markets
3Q Results 2013 | cbbank.com
--Banks--
--Trust/Investment--
--Banking Teams--

Our ‘Critical Few’
Loan Growth
Expand Credit Product Offerings & Capabilities
Build Core Deposits
Drive Service Charge & Fee Income Growth
Manage Operating Efficiency
Grow Through Acquisition
3Q Results 2013 | cbbank.com

Copy of presentation at www.cbbank.com 3Q Results 2013 | cbbank.com